Exhibit 99.1
Management Presentation
February 2013

Forward Looking Statement

FBIZ Company Overview

Senior Executive Team

Senior Executive Team (continued)

Senior Executive Team (continued)

Corporate Profile

History of First Business

Footprint

Corporate Strategy

Recent Expansion Opportunities

Strategic Objectives

Strategic Objectives (continued)

Top Line Revenue Growth

Core Earnings Growth

Deposit Composition

Funding Strategy

Asset Quality Trends

Cumulative Through the Cycle Net Charge-offs as a percentage of 12/31/2007 loans

Operating Return on Average Assets

Efficiency Ratio and FTEs

Financial Performance and Highlights

Recent Financial Highlights

Loan and Lease Composition

Tangible Book Value per Share

Investment Considerations

Investment Highlights

Appendix Supplemental Data & non-Gaap Reconciliations

Financial Highlights

Yield Cost and Trends

Asset Quality Data and Ratios

Operating Returns

Core Earnings

Efficiency Ratio

Tangible Book Value Per Share

Deposit Cost

Texas Ratio

Cumulative net charge-off percentage

Management Presentation

February 2013

YOUR SUCCESS COMES FIRST

First Business

Forward Looking Statement

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans and competition. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See, Item 1A "RISK FACTORS" in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2012, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

FBIZ Company Overview

YOUR SUCCESS COMES FIRST

First Business

Senior Executive Team

Corey Chambas

- President & Chief Executive Officer of First Business Financial Services, Inc.
- Over 25 years of commercial banking experience specializing in commercial lending & cash management
- 19 years with First Business
- Prior to joining First Business, Mr. Chambas held various senior lending positions with M & I Bank

Jim Ropella

- Chief Financial Officer
- Over 30 years of experience in finance and accounting primarily in the banking industry
- 12 years with First Business
- Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp

Michael Losenegger

- Chief Credit Officer
- Over 27 years of commercial banking experience
- 10 years with First Business
- Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank

Mark Meloy

- President & Chief Executive Officer of First Business Bank
- Over 25 years of commercial banking experience
- 12 years with First Business
- Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank now part of US Bank

Source: SEC filings and FBIZ management.

Senior Executive Team

Barbara Conley

- General Counsel and Corporate Secretary
- Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin
- Over 30 years of commercial banking experience
- 5 years with First Business
- Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank

Dave Vetta

- President & Chief Executive Officer of First Business Bank – Milwaukee
- Over 30 years of banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management overseeing institutional investment sales and the regional private client group

Chuck Batson

- President & Chief Executive Officer of First Business Capital Corp.
- Over 30 years of asset-based lending experience
- 7 years with First Business
- Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc.

Joan Burke

- President of First Business Bank's Trust Division
- Over 30 years of experience in providing trust and investment services
- 11 years with First Business
- Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates

Source: SEC filings and FBIZ management.

Senior Executive Team

Randy Shumate

- President of First Business Equipment Finance – National Division
- 25 years of equipment finance and leasing experience
- 10 months with First Business
- Prior to joining First Business, Mr. Shumate was the President of Midland Capital Partners, LLC, a middle market equipment leasing company, which followed a 19 year career in the equipment finance and lease divisions of ITT Capital and Transamerica Commercial Finance

Mickey Noone

- President of First Business Bank – Northeast Region
- 20 years of commercial banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Noone was Senior Vice President with First National Bank – Fox Valley and prior to that position he was a Vice President of M & I First American Bank in Wausau, Wisconsin

Jodi Chandler

- Senior Vice President – Human Resources
- Over 25 years of experience in human resources
- 20 years with First Business
- Prior to joining First Business, Ms. Chandler was Office Manager for an insurance agency.

Source: SEC filings and FBIZ management.

Corporate Profile

- Headquarters: Madison, WI
- Total assets at December 31, 2012: $1.2 Billion
- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 10.1%[1]

- Business-focused model
- Client relationship focus with high touch service
- 100% organic growth
  - Protects culture
  - Protects credit standards
- Unit/De novo growth

The mission of First Business Financial Services, Inc. is to build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals.

1. Data as of February 4, 2013. Insider ownership consists of shares owned by directors and executive officers. Assumes exercise of all outstanding options currently exercisable or exercisable within 60 days.

History of First Business



Jun 2000
First Business
Bank - Milwaukee
Mar 1990
First Business
Bank - Madison
May 1995
First Business
Capital Corp.
Dec 2001
First Business
Trust & Investments
Sep 2006
First Business
Bank – Northeast[1]
1990
1991 – 1994
1995
1996 – 1997
1998
1999
2000
2001
2002 – 2005
2006
2007 – 2011
2012
Oct 1998
First Business
Equipment Finance
Nov 2012
First Business
Factors

Source: FBIZ Management.

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
Denver, CO
St. Louis, MO
Kansas City, KS
Appleton, WI
Milwaukee, WI
Detroit, MI
Cleveland, OH

- Banking Office
- Asset-Based Lending Business Development Office
- Equipment Finance Business Development Office

Source: FBIZ Management

Corporate Strategy

- High efficiency "Business Bank" operating model
  - Limited branch network
  - Invest in technology to serve our business clients
  - Products tailored to serve small businesses and their owners
- Capitalize on market disruption
  - Market to business clients looking for local, relationship-based bankers
  - "Lift outs"



Efficiency Ratio vs. WI Peers
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
68.2%
65.8%
61.0%
60.3%
2009
2010
2011
2012
FBIZ
WI-Based Depositories

Source: SEC filings and FDIC.gov. Data is for all WI-based FDIC-insured institutions. YTD data for WI institutions as of 9/30/12. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Recent Expansion Opportunities

- Kansas City office for First Business Equipment Finance
  - Joined in April 2012
  - Originated $16 million in loans and leases in 2012
- First Business Factors
  - Established in November 2012
  - 3 individuals with 50 combined years of experience
  - Complementary business line to asset based lending
- Hired 7 additional business development officers

Strategic Objectives

Strategic Objectives

- Continue organic revenue growth
- Achieve additional improvement in core earnings
- Continue to improve our core funding mix by capturing local deposits from commercial clients & their owners
- Continue asset quality improvement
- Maintain strong profitability/ROA
- Invest in talent for future growth and profitability

Top Line Revenue Growth[1]

Compound Annual Revenue Growth Rate From 12/31/08 – 12/31/12 = 10.4%



$60
$50
$40
$30
$20
$10
$0
Millions
$3.8M 13.7%
$3.1M 10.0%
$4.2M 12.2%
$3.8M 9.9%
$4.1M 9.5%
$31.36
$34.48
$38.69
$42.52
$46.58
2008
2009
2010
2011
2012

Source: SEC Filings and FBIZ Management.

1. Top line revenue growth calculated as net interest income + total noninterest income (including realized gains on securities). Dollar values above bars represent annual increase in top-line revenue. Percentages represent year over year change.

Core Earnings Growth[1]

Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 15.2%


$25
$20
$15
$10
$5
$0
Millions
$2.6M
32.1%
-$0.2M
-1.6%
$2.9M
27.8%
$3.3M
25.1%
$2.0M
11.8%
$10.52
$10.35
$13.23
$16.54
$18.50
2008
2009
2010
2011
2012

Source: SEC Filings and FBIZ Management. "Core Earnings" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. Dollar values above bars represent annual increase in core earnings. Percentages represent year over year change.

Deposit Composition

Local Deposits - Compound Annual Growth Rate From 12/31/08 - 12/31/12 = 18.7%



Millions
$1,200
$1,000
$800
$600
$400
$200
$0
5.25%
4.50%
3.75%
3.00%
2.25%
1.50%
0.75%
3.55%
2.66%
2.14%
1.70%
1.24%
2008
2009
2010
2011
2012
Brokered Deposits
Money Market
NIB Transaction Accounts
Local CDs
Int. Bearing Transaction Accounts
Cost of Total Deposits

Source: SEC filings. Deposit mix represents period end data. "Cost of Total Deposits" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Funding Strategy

- Continue to leverage commercial relationships to attract local deposits
- Maintain brokered deposits within Board-monitored limits
  - Match-funding fixed rate term loans with brokered deposits locks in interest rate spread
  - Long-term brokered funding more reasonably priced than some in-market CD rates
  - Very limited depositor put rights



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56.9%
47.8%
50.5%
42.5%
34.3%
43.1%
52.2%
49.5%
57.5%
65.7%
2008
2009
2010
2011
2012
Non-Brokered Deposits
Brokered Deposits

Source: SEC filings. Represents period end data.

Asset Quality Trends

- Continue to make significant improvement in NPA levels
- As of 12/31/12, nonperforming assets were approximately $15.7 million, or 1.28% of total assets
- Allowance for loan and lease losses provided coverage for 109% of nonaccrual loans and leases at 12/31/12
- As of 12/31/12, $8.4 million of nonaccrual loans and leases were current with respect to principal and interest



Millions
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
60%
50%
40%
30%
20%
10%
0%
($24.5M) 61% from '10Q4
56.1%
44.8%
30.6%
13.7%
$1.7
$1.8
$2.2
$1.6
$27.8
$38.4
$21.8
$14.1
2009
2010
2011
2012
NPAS/Assets(1) 2.64% 3.63% 2.04% 1.28%
Nonaccruals
OREO
Texas Ratio

Source: SEC filings and FBIZ management. Represents period end data. "Texas Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. NPAs defined as nonaccrual loans plus loans 90+ days past due and still accruing plus other real estate owned.

Cumulative Through the Cycle Net Charge-Offs as a Percentage 12/31/07 Loans and Leases



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.30%
1.06%
1.68%
2.50%
2.88%
2008
2009
2010
2011
2012*
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of all BHCs reporting consolidated regulatory financial data as of 9/30/12. All BHC and WI BHC data includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07.
* FBIZ for the year ended 12/31/12. Peer data represents most recently reported regulatory financial data.

Operating Return on Average Assets[1]



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.32%
0.08%
0.33%
0.75%
0.75%
2008
2009
2010
2011 (2)
2012

Source: SEC filings and FBIZ Management. "Operating ROAA" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. Operating ROAA excludes the impact of the goodwill impairment and gains on sales of securities. Realized gains tax-effected at 39.214%.
2. Diagonal lines represent the incremental ROAA resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Efficiency Ratio & FTEs


80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
150
140
130
120
110
100
90
80
126.0
121.5
124.3
126.7
140.3
66.4%
68.2%
65.8%
61.0%
60.3%
2008
2009
2010
2011
2012
Efficiency Ratio
FTE

Source: SEC Filings and FBIZ Management. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Financial Performance Highlights

Recent Financial Highlights

($ in 000s, except per share data)	At or for the Year Ended, 12/31/2010	12/31/2011	12/31/2012
Pre-Tax Earnings	$3,290	$11,874	$13,676
Diluted EPS	$0.37	$3.23 [2]	$3.29
Diluted Shares	2,483,650	2,507,826	2,610,872
Operating ROAA [1]	0.33%	0.75% [2]	0.75%
Operating ROAE [1]	6.46%	14.03% [2]	12.65%
Net Interest Margin	3.04%	3.29%	3.36%

Year over year financial highlights include[2]:

- Diluted EPS of $3.29 vs. $3.23
- Top line revenue increased 9.5% to $46.6 million
- Net interest margin increased 7 basis points to 3.36%
- Trust revenue up 15.6% to $2.9 million. AUM & A grew 28% to $784.2 million
- In-market deposits grew 25%, or $129.7 million

Source: SEC filings and FBIZ Management. "Operating ROAA" and "Operating ROAE" are non-GAAP measures. See Appendix for non-GAAP reconciliation schedules.

1. Operating ROAA and ROAE exclude the impact of the goodwill impairment and gains on sales of securities. Realized gains tax-effected at 39.214%.
2. Includes one-time tax benefit during the second quarter of 2011.

Loan and Lease Composition


1-4 Family Residential RE 3.5%
Leases 1.7%
All Other Loans 1.8%
Multifamily 6.4%
Commercial and Industrial 28.1%
Construction & Development 7.1%
Commercial RE - Nonowner Occupied 35.5%
Commercial RE - Owner Occupied 15.9%

($000)		Dec 31, 2012	% of Total
Commercial and Industrial	$	256,458	28.1%
Commercial RE - OO		144,988	15.9%
Commercial RE - Non-OO		323,660	35.5%
Construction & Development		64,966	7.1%
Multifamily		58,454	6.4%
1-4 Family Residential RE		31,943	3.5%
Leases		15,926	1.7%
All Other Loans		16,313	1.8%
Total Loans and Leases		912,708	100.0%
Deferred Loan Fees		748	
Total Gross Loans and Leases	$	911,960	

Source: SEC filings.

Tangible Book Value per Share



Compound Annual Revenue Growth Rate From 12/31/08 – 12/31/12 = 6.5%
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$19.74
$20.34
$21.29
$24.46
$25.41
2008
2009
2010
2011
2012

Source: SEC filings and FBIZ management. Represents period end data. "Tangible Book Value per Share" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Investment Considerations

Investment Highlights

- Local market opportunities available for locally based institutions with strong balance sheets
- Profitable through recent recession with strong underlying fundamental trends
- Manageable legacy asset quality situation with low historical charge-off levels
- Improving core funding base
- Experienced management team trained at larger institutions

Appendix
Supplemental Data &
non-GAAP Reconciliations

Financial Highlights

(dollars in thousands)	At or For the Years Ended					
	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2011	12/31/2012
Income Statement						
Net Interest Income	$ 23,208	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881
Provision for Loan and Lease Losses	2,904	4,299	8,225	7,044	4,250	4,243
Non-Interest Income	4,383	5,105	6,128	6,743	7,060	8,699
Gain on Sale of Securities	-	-	322	-	-	-
Goodwill Impairment	-	-	-	2,689	-	-
Non-Interest Expense	19,624	21,884	24,501	25,671	26,397	28,661
Income before Taxes	5,063	5,180	1,758	3,290	11,874	13,676
Income Tax Expense	1,807	2,056	717	2,349	3,449	4,750
Net Income	$ 3,256	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 8,926
Summary Balance Sheet Data						
Total Assets	$ 918,438	$ 1,010,786	$ 1,117,436	$ 1,107,057	$ 1,177,165	$ 1,226,108
AFS Securities	97,378	109,124	122,286	153,379	170,386	200,596
Gross Loans and Leases	781,487	852,392	853,931	877,206	850,842	911,960
Total Deposits	$ 776,060	$ 838,874	$ 984,374	$ 988,298	$ 1,051,312	$ 1,092,254
Junior Subordinated Debt	-	10,315	10,315	10,315	10,315	10,315
Subordinated Debt	31,000	39,000	39,000	39,000	39,000	11,926
Total Stockholders' Equity	48,552	53,006	54,393	55,335	64,214	99,539
Key Metrics						
Operating ROAA[1]	0.39%	0.32%	0.08%	0.33%	0.75%	0.75%
Operating ROAE[1]	6.86%	6.11%	1.55%	6.46%	14.03%	12.65%
Efficiency Ratio	71.0%	66.4%	68.2%	65.8%	61.0%	60.3%
Net Interest Margin	2.87%	2.81%	2.77%	3.04%	3.29%	3.36%

Source: SEC filings and FBIZ Management. "Operating ROAA", "Operating ROAE" and "Efficiency Ratio" are non-GAAP measures. See non-GAAP reconciliation schedules.

1. Operating ROAA and ROAE exclude the impact of the goodwill impairment and gains on sales of securities. Realized gains tax-effected at 39.214%.

Yield and Cost Trends

(dollars in thousands)	For the Years Ended,						For the Quarters Ended,			
	12/31/2010		12/31/2011		12/31/2012		12/31/2011		12/31/2012	
Interest Earning Assets	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost
Commercial real estate and other mortgage loans	$ 598,068	5.60%	$ 608,665	5.45%	$ 583,594	5.43%	$ 595,281	5.53%	$ 597,878	5.27%
Commercial and industrial loans	221,323	7.43%	219,754	7.72%	245,706	7.29%	235,204	7.21%	256,842	6.28%
Direct financing leases	23,429	6.35%	16,974	6.12%	15,873	5.59%	16,117	6.23%	15,553	5.25%
Consumer and other loans	16,914	3.39%	18,591	3.99%	16,899	3.87%	17,584	4.30%	15,703	3.90%
Total Loans and Leases	859,734	6.05%	863,984	6.01%	862,072	5.93%	864,186	5.98%	885,976	5.54%
Total Securities	141,004	3.21%	165,594	2.52%	190,112	1.80%	171,311	2.09%	201,634	1.67%
Short-term Investments	49,878	0.24%	48,395	0.24%	74,493	0.30%	68,561	0.25%	52,279	0.38%
Total Interest Earning Assets	$ 1,050,616	5.39%	$ 1,077,973	5.22%	$ 1,126,677	4.86%	$ 1,104,058	5.02%	$ 1,139,889	4.62%
Interest Bearing Liabilities										
Transaction accounts	$ 74,784	0.35%	$ 25,389	0.28%	$ 34,180	0.28%	$ 21,552	0.28%	$ 33,935	0.21%
Money market	258,569	1.08%	300,652	0.99%	395,259	0.76%	341,222	1.01%	427,339	0.65%
Certificates of deposits	84,828	2.03%	80,323	1.38%	82,430	1.17%	81,090	1.34%	75,053	1.09%
Brokered certificates of deposit	480,709	3.32%	486,594	2.66%	400,695	2.23%	461,967	2.48%	374,790	2.06%
Total interest-bearing deposits	898,890	2.31%	892,958	1.92%	912,564	1.43%	905,831	1.77%	911,117	1.25%
FHLB advances	13,414	4.78%	656	5.83%	2,034	1.59%	499	6.00%	584	5.02%
Other Borrowings	39,010	5.58%	41,488	6.00%	39,384	6.89%	39,675	6.58%	33,465	7.08%
Junior subordinated notes	10,315	10.78%	10,315	10.78%	10,315	10.81%	10,315	10.90%	10,315	10.86%
Total Interest Bearing Liabilities	$ 961,629	2.57%	$ 945,417	2.20%	$ 964,297	1.75%	$ 956,320	2.07%	$ 955,481	1.56%
Noninterest Bearning Deposits	68,430		112,899		137,117		126,565		153,068	
Key Metrics										
Net Interest Spread		2.82%		3.02%		3.11%		2.95%		3.06%
Net Interest Margin		3.04%		3.29%		3.36%		3.23%		3.31%

Source: SEC filings and FBIZ Management.

Asset Quality Data and Ratios

(dollars in thousands)	For the Quarters Ended, 12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012
Non-performing loans and leases	$ 21,766	$ 20,199	$ 15,451	$ 12,846	$ 14,122
Foreclosed properties, net	2,236	2,590	1,937	2,187	1,574
Total non-performing assets	$ 24,002	$ 22,789	$ 17,388	$ 15,033	$ 15,696
Performing troubled debt restructurings	$ 111	$ 41	$ 536	$ 897	$ 1,105
Criticized Assets [1]					
Special Mention	$ -	$ -	$ -	$ 3,942	$ -
Substandard	42,643	33,856	30,153	24,042	21,989
Doubtful	-	-	-	-	-
Total Criticized Assets	$ 42,643	$ 33,856	$ 30,153	$ 27,984	$ 21,989
Asset Quality Ratios					
Non-performing loans and leases to total loans and leases	2.56%	2.43%	1.79%	1.46%	1.55%
Non-performing assets to total loans and leases plus foreclosed properties	2.81%	2.73%	2.01%	1.71%	1.72%
Non-performing assets to total assets	2.04%	1.96%	1.50%	1.26%	1.28%
Criticized assets to total assets	3.62%	2.91%	2.60%	2.35%	1.79%
Allowance for loan and lease losses to total gross loans and leases	1.66%	1.74%	1.72%	1.67%	1.69%
Allowance for loan and lease losses to non-performing loans	65.03%	71.55%	95.90%	114.48%	109.05%

Source: SEC filings and FBIZ Management.

1. Criticized assets represent loans and leases identified by management that would be considered special mention, substandard or doubtful when utilizing regulatory terminology.

Operating Returns

Operating ROAA and Operating ROAE

- "Operating return on average assets," or "Operating ROAA," is defined as our operating net income—which consists of net income less realized gains on securities and goodwill impairment—divided by average assets.
- "Operating return on average equity," or "Operating ROAE," is defined as our operating net income—which consists of net income less realized gains on securities and goodwill impairment—divided by average equity.
- In our judgment, the comparison of operating returns allows our management team, investors and analysts to better assess the performance of our core business by removing the volatility that is associated with discrete items that are unrelated to our core business and facilitates a more streamlined comparison of our performance to our benchmark peers.

(dollars in thousands)	For the Years Ended				
	2008	2009	2010	2011	2012
Net Income	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 8,926
Realized Gain on Securities	-	(196)	-	-	-
Goodwill Impairment	-	-	2,689	-	-
Operating Net Income	$ 3,124	$ 845	$ 3,630	$ 8,425	$ 8,926
Average Assets	$ 969,360	$ 1,053,316	$ 1,099,429	$ 1,129,051	$ 1,182,990
Operating Return on Average Assets	0.32%	0.08%	0.33%	0.75%	0.75%
Average Equity	$ 51,104	$ 54,688	$ 56,217	$ 60,061	$ 70,557
Operating Return on Average Equity	6.11%	1.55%	6.46%	14.03%	12.65%

Core Earnings

Core Earnings (Pre-tax)

- "Core earnings" is defined as pre-tax income plus provision for loan and leases losses, other identifiable costs of credit and other discrete items that are unrelated to core business activities. In our judgment, the presentation of core earnings allows our management team, investors and analysts to better assess the growth of our core business by removing the volatility that is associated with costs of credit and other discrete items that are unrelated to our core business and facilitates a more streamlined comparison of core growth to our benchmark peers.

(dollars in thousands)	For the Years Ended				
	2008	2009	2010	2011	2012
Earnings before tax	$ 5,180	$ 1,758	$ 3,290	$ 11,874	$ 13,676
Provision for Loan and Lease Losses	4,299	8,225	7,044	4,250	4,243
Loss on Foreclosed Properties	1,043	691	206	420	585
Realized Gain on Securities	-	(322)	-	-	-
Goodwill Impairment	-	-	2,689	-	-
Core Earnings	$ 10,522	$ 10,352	$ 13,229	$ 16,544	$ 18,504

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is defined as non-interest expense less loss on foreclosed properties, FDIC special assessments, goodwill impairment and amortization of other intangible assets divided by our operating revenue, which is equal to net interest income plus non-interest income less realized gains on securities. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(dollars in thousands)	For the Years Ended				
	2008	2009	2010	2011	2012
Non-Interest Expense	$ 21,884	$ 24,501	$ 28,360	$ 26,397	$ 28,661
Loss on Foreclosed Properties	(1,043)	(691)	(206)	(420)	(585)
FDIC special assessment	-	(481)	-	-	-
Goodwill Impairment	-	-	(2,689)	-	-
Amortization of Other Intangible Assets	(25)	(22)	(19)	(32)	-
Adjusted Non-Interest Expense (Numerator)	$ 20,816	$ 23,307	$ 25,446	$ 25,945	$ 28,076
Net Interest Income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881
Non-Interest income	5,105	6,450	6,743	7,060	8,699
Realized Gain on Securities	-	(322)	-	-	-
Adjusted Operating Revenue (Denominator)	$ 31,363	$ 34,162	$ 38,694	$ 42,521	$ 46,580
Efficiency Ratio	66.4%	68.2%	65.8%	61.0%	60.3%

Tangible Book Value Per Share

Tangible Book Value Per Share

- "Tangible book value per share" is defined as tangible common stockholders' equity divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing our tangible book value.

(dollars in thousands, except share data)	For the Years Ended				
	2008	2009	2010	2011	2012
Stockholders' Equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539
Intangible Assets	(2,762)	(2,740)	(32)	-	-
Numerator	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539
Shares Outstanding	2,545,546	2,539,306	2,597,820	2,625,569	3,916,667
Tangible Book Value per Share	$ 19.74	$ 20.34	$ 21.29	$ 24.46	$ 25.41

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Years Ended				
	2008	2009	2010	2011	2012
Interest Expense on Total Interest-bearing Deposits	$ 29,431	$ 24,398	$ 20,747	$ 17,115	$ 13,026
Average Interest-bearing Deposits	$ 777,280	$ 864,304	$ 898,890	$ 892,958	$ 912,564
Average Non-interest-bearing Deposits (1)	51,390	51,665	68,430	112,899	137,117
Denominator	$ 828,670	$ 915,969	$ 967,320	$ 1,005,857	$ 1,049,681
Cost of Total Deposits	3.55%	2.66%	2.14%	1.70%	1.24%

1. Average non-interest-bearing deposits for 2008 is equal to the average of the period end balances for each of the four calendar quarters in 2008.

Texas Ratio

Texas Ratio

- "Texas Ratio" is defined as nonperforming assets divided by the sum of the allowance for loan and lease losses and tangible total equity. We believe that this ratio is important to many investors in the marketplace who are interested in evaluating the level of a company's nonperforming assets compared with the company's to absorb potential losses on loans and leases with the company's current capital base and allowance for loan and lease losses.

(dollars in thousands)	For the Years Ended			
	12/31/2009	12/31/2010	12/31/2011	12/31/2012
Nonaccrual Loans and Leases	$ 27,825	$ 38,406	$ 21,766	$ 14,122
90+ Days Past Due	-	-	-	-
Other Real Estate Owned	1,671	1,750	2,236	1,574
Nonperforming Assets	$ 29,496	$ 40,156	$ 24,002	$ 15,696
Allowance for Loan and Lease Losses	14,124	16,271	14,155	15,400
Total Equity	$ 54,393	$ 55,335	$ 64,214	$ 99,539
Intangible Assets	(2,740)	(32)	-	-
Tangible Total Equity	$ 51,653	$ 55,303	$ 64,214	$ 99,539
Texas Ratio	44.8%	56.1%	30.6%	13.7%

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- "Cumulative Charge-off Percentage" is defined as aggregate net charge-offs from 1/1/2008 through 12/31/2012 divided by total loans and leases as of 12/31/2007. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off level through the recent period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Years Ended				
	2008	2009	2010	2011	2012
Charge-offs	$ 2,396	$ 6,102	$ 5,210	$ 7,230	$ 3,479
Recoveries	(89)	(155)	(313)	(864)	(481)
Net Charge-offs	2,307	5,947	4,897	6,366	2,998
Numerator	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515
12/31/07 Total Loans and Leases	781,487	781,487	781,487	781,487	781,487
Cumulative Net Charge-off Percentage	0.30%	1.06%	1.68%	2.50%	2.88%

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